                                                                   EXHIBIT 10.38



                               SUBSIDIARY GUARANTY


        This SUBSIDIARY GUARANTY ("Subsidiary Guaranty"), dated as of June 13, 1997, is made by each of the Persons listed on the signature pages hereto, together with each other Person who may become a party hereto pursuant to
Section 17 of this Subsidiary Guaranty (each a "Guarantor" and collectively "Guarantors"), jointly and severally in favor of Wells Fargo Bank, National Association, as Agent for the benefit of the Lenders (and their respective successors and assigns) that are party to the Revolving Loan Agreement referred to below (collectively, "Lenders"), with reference to the following facts:

                                    RECITALS

    A.Pursuant to that certain Revolving Loan Agreement of even date herewith entered into among Central Financial Acceptance Corporation, a Delaware corporation ("Borrower"), the Lenders therein named, and Wells Fargo Bank, National Association, as Agent for the Lenders (said Revolving Loan Agreement, as it may hereafter be amended, extended, renewed, supplemented, or otherwise modified from time to time, being the "Revolving Loan Agreement"), the Lenders are making certain credit facilities available to Borrower.

    B.As a condition to the availability of such credit facilities, Guarantors are required to enter into this Subsidiary Guaranty and to guaranty the Guarantied Obligations as hereinafter provided.

    C.Guarantors expect to realize direct and indirect benefits as the result of the availability of the aforementioned credit facilities to Borrower, as the result of financial or business support which will be provided to the Guarantors by Borrower.

                                    AGREEMENT

        NOW, THEREFORE, in order to induce Lender to extend the aforementioned credit facility, and for other good and valuable consideration, the receipt and adequacy of which hereby are acknowledged, Guarantors hereby represent, warrant, covenant, agree and guaranty as follows:

        1. Definitions. This Subsidiary Guaranty is the Subsidiary Guaranty referred to in the Revolving Loan Agreement and is one of the Loan Documents. Terms defined in the Revolving Loan Agreement and not otherwise defined in this Subsidiary Guaranty shall have the


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meanings given those terms in the Revolving Loan Agreement when used herein and such definitions are incorporated herein as though set forth in full. In addition, as used herein, the following terms shall have the meanings respectively set forth after each:

        "Guarantied Obligations" means any and all present and future Obligations of any type or nature of Borrower or any Party to Lenders arising under or related to the Loan Documents and/or any one or more of them, whether due or to become due, matured or unmatured, liquidated or unliquidated, or contingent or noncontingent, including obligations of performance as well as obligations of payment, and including interest that accrues after the commencement of any bankruptcy or insolvency proceeding by or against Borrower, any Guarantor or any other Person.

        "Guarantors" means the Significant Subsidiaries of Borrower that are parties hereto as indicated on the signature pages hereof, or that become parties hereto as provided in Section 17 hereof, and each of them, and any one or more of them, jointly and severally.

        "Lender" means the Agent (acting as the Agent and/or on behalf of the Lenders), and the Lenders, and each of them, and any one or more of them. Subject to the terms of the Revolving Loan Agreement, any right, remedy, privilege or power of Lender may be exercised by the Agent, or by the Requisite Lenders, or by any Lender acting with the consent of the Requisite Lenders.

        "Subsidiary Guaranty" means this Subsidiary Guaranty, and any extensions, modifications, renewals, restatements, reaffirmations, supplements or amendments hereof, including, without limitation, any documents or agreements by which additional Guarantors become party hereto.

        2. Guaranty of Guarantied Obligations. Guarantors hereby, jointly and severally, irrevocably, unconditionally guaranty and promise to pay and perform on demand the Guarantied Obligations and each and every one of them, including all amendments, modifications, supplements, renewals or extensions of any of them, whether such amendments, modifications, supplements, renewals or extensions are evidenced by new or additional instruments, documents or agreements or change the rate of interest on any Guarantied Obligation or the security therefor, or otherwise.

        3. Nature of Guaranty. This Subsidiary Guaranty is irrevocable and continuing in nature and relates to any Guarantied Obligations now existing or hereafter arising. This Subsidiary Guaranty is a guaranty of prompt and punctual payment and performance and is not merely a guaranty of collection.

        4. Relationship to Other Agreements. Nothing herein shall in any way modify or limit the effect of terms or conditions set forth in any other document, instrument or


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agreement executed by any Guarantor or in connection with the Guarantied
Obligations, but each and every term and condition hereof shall be in addition thereto. All provisions contained in the Revolving Loan Agreement or any other Loan Document that apply to Loan Documents generally are fully applicable to this Subsidiary Guaranty and are incorporated herein by this reference. Without limiting the generality of the foregoing, the arbitration provisions set forth in Section 11.25 of the Loan Agreement are incorporated herein and each Guarantor agrees to be bound by such provisions and that any "Dispute" (as such term is defined in such Section) relating to this Subsidiary Guaranty shall be resolved in accordance with such provisions.

        5. Subordination of Indebtedness of Borrower to Guarantors to the Guarantied Obligations. Each Guarantor agrees that:

        (a) Any indebtedness of Borrower now or hereafter owed to any Guarantor hereby is subordinated to the Guarantied Obligations.

        (b) If Lender so requests, any such indebtedness of Borrower now or hereafter owed to any Guarantor shall be collected, enforced and received by such Guarantor as trustee for Lender and shall be paid over to Lender in kind on account of the Guarantied Obligations, but without reducing or affecting in any manner the obligations of such Guarantor under the other provisions of this Subsidiary Guaranty.

        (c) Should such Guarantor fail to collect or enforce any such indebtedness of Borrower now or hereafter owed to such Guarantor and pay the proceeds thereof to Lender in accordance with Section 5(b) hereof, Lender as such Guarantor's attorney-in-fact may do such acts and sign such documents in such Guarantor's name as Lender considers necessary or desirable to effect such collection, enforcement and/or payment.

        6. Statutes of Limitations and Other Laws. Until the Guarantied Obligations shall have been paid and performed in full, all the rights, privileges, powers and remedies granted to Lender hereunder shall continue to exist and may be exercised by Lender at any time and from time to time irrespective of the fact that any of the Guarantied Obligations may have become barred by any statute of limitations. Each Guarantor expressly waives the benefit of any and all statutes of limitation, and any and all laws providing for exemption of property from execution or for evaluation and appraisal upon foreclosure, to the maximum extent permitted by applicable Laws.

        7. Waivers and Consents. Each Guarantor acknowledges that the obligations undertaken herein involve the guaranty of obligations of Persons other than such Guarantor and, in full recognition of that fact, consents and agrees that Lender may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof: (a) supplement, modify, amend, extend, renew, accelerate or otherwise change the time for payment or the terms of the Guarantied Obligations or any part thereof,


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including any increase or decrease of the rate(s) of interest thereon; (b)
supplement, modify, amend or waive, or enter into or give any agreement, approval or consent with respect to, the Guarantied Obligations or any part thereof, or any of the Loan Documents to which such Guarantor is not a party or any additional security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder; (c) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Loan Documents or the Guarantied Obligations or any part thereof; (d) accept partial payments on the Guarantied Obligations; (e) receive and hold additional security or guaranties for the Guarantied Obligations or any part thereof; (f) release, reconvey, terminate, waive, abandon, fail to perfect, subordinate, exchange, substitute, transfer and/or enforce any security or guaranties, and apply any security and direct the order or manner of sale thereof as Lender in its sole and absolute discretion may determine; (g) release any Person from any personal liability with respect to the Guarantied Obligations or any part thereof; (h) settle, release on terms satisfactory to Lender or by operation of applicable laws or otherwise liquidate or enforce any Guarantied Obligations and any security or guaranty therefor in any manner, consent to the transfer of any security and bid and purchase at any sale; and/or
(i) consent to the merger, change or any other restructuring or termination of the corporate existence of Borrower, any Guarantor or any other Person, and correspondingly restructure the Guarantied Obligations, and any such merger, change, restructuring or termination shall not affect the liability of any Guarantor or the continuing effectiveness hereof, or the enforceability hereof with respect to all or any part of the Guarantied Obligations.

        Upon the occurrence and during the continuance of any Event of Default, Lender may enforce this Subsidiary Guaranty independently as to each Guarantor and independently of any other remedy or security Lender at any time may have or hold in connection with the Guarantied Obligations. Each Guarantor expressly waives any right to require Lender to marshal assets in favor of Borrower, and agrees that Lender may proceed against Borrower, or upon or against any security or remedy, before proceeding to enforce this Subsidiary Guaranty, in such order as it shall determine in its sole and absolute discretion. Lender may file a separate action or actions against Borrower and/or any Guarantor without respect to whether action is brought or prosecuted with respect to any security or against any other Person, or whether any other Person is joined in any such action or actions. Guarantors agree that Lender and Borrower and any Affiliates of Borrower may deal with each other in connection with the Guarantied Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting the security of this Subsidiary Guaranty. Lender's rights hereunder shall be reinstated and revived, and the enforceability of this Subsidiary Guaranty shall continue, with respect to any amount at any time paid on account of the Guarantied Obligations which thereafter shall be required to be restored or returned by Lender upon the Bankruptcy, insolvency or reorganization of Borrower or any other Person, or otherwise, all as though such amount had not been paid. The rights of Lender created or granted herein and the enforceability of this Subsidiary Guaranty with respect to Guarantors at all times shall remain effective to guaranty the full amount of all the Guarantied Obligations even though the Guarantied Obligations, or any part thereof, or any security or


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guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against Borrower or any other guarantor or surety and whether or not Borrower shall have any personal liability with respect thereto. Each Guarantor expressly waives any and all defenses now or hereafter arising or asserted by reason of (a) any disability or other defense of Borrower with respect to the Guarantied Obligations, (b) the unenforceability or invalidity of any security or guaranty for the Guarantied Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Guarantied Obligations, (c) the cessation for any cause whatsoever of the liability of Borrower (other than by reason of the full payment and performance of all Guarantied Obligations), (d) any failure of Lender to marshal assets in favor of Borrower or any other Person, (e) except as otherwise provided in this Subsidiary Guaranty, any failure of Lender to give notice of sale or other disposition of Collateral to such Guarantor or any other Person or any defect in any notice that may be given in connection with any sale or disposition of Collateral, (f) except as otherwise provided in this Subsidiary Guaranty, any failure of Lender to comply with applicable laws in connection with the sale or other disposition of any Collateral or other security for any Guarantied Obligation, including without limitation, any failure of Lender to conduct a commercially reasonable sale or other disposition of any Collateral or other security for any Guarantied Obligation, (g) any act or omission of Lender or others that directly or indirectly results in or aids the discharge or release of Borrower or the Guarantied Obligations or any security or guaranty therefor by operation of law or otherwise, (h) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation, (i) any failure of Lender to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person, (j) the election by Lender, in any bankruptcy proceeding of any Person, of the application or non-application of
Section 1111(b)(2) of the United States Bankruptcy Code, (k) any extension of credit or the grant of any lien under Section 364 of the United States Bankruptcy Code, (l) any use of cash collateral under Section 363 of the United States Bankruptcy Code, (m) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person, (n) the avoidance of any lien in favor of Lender for any reason, (o) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including any discharge of, or bar or stay against collecting, all or any of the Guarantied Obligations (or any interest thereon) in or as a result of any such proceeding,
(p) to the extent permitted, the benefits of any form of one-action rule under any applicable law, or (q) any action taken by Lender that is authorized by this Section or any other provision of any Loan Document. Each Guarantor specifically waives any rights or defenses such Guarantor may have by reason of an election of remedies by Lender, or protection afforded to Borrower with respect to Borrower's obligations pursuant to the antideficiency or other laws limiting, qualifying or discharging Borrower's indebtedness, including, without limitation, California Code of Civil Procedure Sections 580a, 580b, 580d or 726. Each Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the


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Guarantied Obligations, and all notices of acceptance of this Subsidiary
Guaranty or of the existence, creation or incurrence of new or additional Guarantied Obligations.

        8. Condition of Borrower and Its Subsidiaries. Each Guarantor represents and warrants to Lender that each Guarantor has established adequate means of obtaining from Borrower and its Subsidiaries, on a continuing basis, financial and other information pertaining to the businesses, operations and condition (financial and otherwise) of Borrower and its Subsidiaries and their Properties, and each Guarantor now is and hereafter will be completely familiar with the businesses, operations and condition (financial and otherwise) of Borrower and its Subsidiaries and their Properties. Each Guarantor hereby expressly waives and relinquishes any duty on the part of Lender (should any such duty exist) to disclose to any Guarantor any matter, fact or thing related to the businesses, operations or condition (financial or otherwise) of Borrower or its Subsidiaries or their Properties, whether now known or hereafter known by Lender during the life of this Subsidiary Guaranty. With respect to any of the Guarantied Obliga tions, Lender need not inquire into the powers of Borrower or any Subsidiaries thereof or the officers or employees acting or purporting to act on their behalf, and all Guarantied Obligations made or created in good faith reliance upon the professed exercise of such powers shall be secured hereby.

        9. Liens on Real Property. In the event that all or any part of the Guarantied Obligations at any time are secured by any one or more deeds of trust or mortgages or other instruments creating or granting liens on any interests in real Property, each Guarantor authorizes Lender, upon the occurrence of and during the continuance of any Event of Default, at its sole option, without notice or demand and without affecting any Guarantied Obligations of any Guarantor, the enforceability of this Subsidiary Guaranty, or the validity or enforceability of any liens of Lender on any Collateral, to foreclose any or all of such deeds of trust or mortgages or other instruments by judicial or nonjudicial sale. Each Guarantor expressly waives any defenses to the enforcement of this Subsidiary Guaranty or any rights of Lender created or granted hereby or to the recovery by Lender against Borrower, any Guarantor or any other Person liable therefor of any deficiency after a judicial or nonjudicial foreclosure or sale, even though such a foreclo sure or sale may impair the subrogation rights of any Guarantor or may preclude any Guarantor from obtaining reimbursement or contribution from Borrower. Each Guarantor expressly waives any defenses or benefits that may be derived from California Code of Civil Procedure Sections 580a, 580b, 580d or 726, or comparable provisions of the laws of any other jurisdiction, and all other suretyship defenses it otherwise might or would have under California law or other applicable law. Each Guarantor expressly waives any right to receive notice of any judicial or nonjudicial foreclosure or sale of any real Property or interest therein subject to any such deeds of trust or mortgages or other instruments and any Guarantor's or any other Person's failure to receive any such notice shall not impair or affect Guarantors' Obligations or the enforceability of this Subsidiary Guaranty or any rights of Lender created or granted hereby.


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        10.     Rights of Subrogation, Etc. Notwithstanding anything to the contrary elsewhere contained herein or in any other Loan Document to which any Guarantor is a Party, each Guarantor hereby expressly agrees to forbear from enforcing any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution (except as specifically provided in Section 11 below), setoff or any other rights that could accrue to a guarantor against a maker or obligor, or to a holder or transferee against a maker, or otherwise as such Guarantor may have or hereafter acquire in connection with or as a result of such Guarantor's execution, delivery and/or performance of this Subsidiary Guaranty or any other Loan Document; whether against Borrower or its successors and assigns or any other Person which is directly or indirectly a creditor of Borrower (including a surety), and whether directly or as an attempted setoff to any action commenced against such Guarantor by any Person; until the date which is one year after the indefeasible payment in full in cash of all of the Guarantied Obligations. Each Guarantor hereby acknowledges and agrees that the foregoing covenant to forbear is intended to benefit Borrower and Lender, that all such rights are subordinated to the prior rights of Lender, and the foregoing forbearance shall not limit or otherwise affect such Guarantor's liability hereunder, under any other Loan Document to which Guarantor is a party, or the enforceability hereof or thereof.

        11. Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor of the Guarantied Obligations shall have paid more than its proportionate share of all payments made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder who has not paid its proportionate share of all such payments. The provisions of this Section 11 shall in no respect limit the obligations and liabilities of any Guarantor to Lender, and, subject to the provisions of
Section 15 below, each Guarantor shall remain liable to Lender for the full amount guaranteed by such Guarantor hereunder. The "proportionate share" of any such Guarantor shall be a fraction (which shall in no event exceed 1.00) the numerator of which is the excess, if any, of the fair value of the assets of such Guarantor over a fair estimate of the liabilities of such Guarantor and the denominator of which is the excess (but not less than $1.00) of the fair value of the aggregate assets (without duplication) of all such Guarantors over a fair estimate of the aggregate liabilities (without duplication) of all such Guarantors, provided that, in the case of any Guarantor which is required pursuant to Law to maintain an minumum amount of net worth, capital or assets as disclosed in Schedule 4.3 of the Loan Agreement, the liability of such Guarantor hereunder shall not exceed the maximum amount which such Guarantor may incur without violating such requirement. All relevant calculations shall be made as of the date such Guarantor became a Guarantor.

        12. Understandings With Respect to Waivers and Consents. Each Guarantor warrants and agrees that each of the waivers and consents set forth herein are made with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which such Guarantor otherwise may have against Borrower, Lender or others, or against any Collateral, and that, under the circumstances, the waivers and consents herein given are reasonable and not


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contrary to public policy or law. Each Guarantor acknowledges that it has either consulted with legal counsel regarding the effect of this Subsidiary Guaranty and the waivers and consents set forth herein, or has made an informed decision not to do so. If this Subsidiary Guaranty or any of the waivers or consents herein are determined to be unenforceable under or in violation of applicable law, this Subsidiary Guaranty and such waivers and consents shall be effective to the maximum extent permitted by law.

        13. Representations and Warranties. Each Guarantor hereby makes each and every representation and warranty applicable to such Guarantor set forth in
Article 4 of the Revolving Loan Agreement as if set forth in full herein.

        14. Costs and Expenses. Each Guarantor agrees to pay to Lender all costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred by Lender in the enforcement or attempted enforcement of this Subsidiary Guaranty, whether or not an action is filed in connection therewith, and in connection with any waiver or amendment of any term or provision hereof. All advances, charges, costs and expenses, including reasonable attorneys' fees and disbursements (including the reasonably allocated cost of legal counsel employed by Lender), incurred or paid by Lender in exercising any right, privilege, power or remedy conferred by this Subsidiary Guaranty, or in the enforcement or attempted enforcement thereof, shall be subject hereto and shall become a part of the Guarantied Obligations and shall be paid to Lender by each Guarantor, immediately upon demand, together with interest thereon at the rate(s) provided for under the Note.

        15. Construction of this Guaranty. This Subsidiary Guaranty is intended to give rise to absolute and unconditional obligations on the part of each Guarantor; hence, in any construction hereof, notwithstanding any provision of any Loan Document to the contrary, this Subsidiary Guaranty shall be construed strictly in favor of Lender in order to accomplish its stated purpose.

        16. Liability. Notwithstanding anything to the contrary elsewhere contained herein or in any Loan Document to which any Guarantor is a Party, the aggregate liability of all Guarantors hereunder for payment and performance of the Guarantied Obligations shall not exceed an amount which, in the aggregate, is $1.00 less than that amount which if so paid or performed would constitute or result in a "fraudulent transfer", "fraudulent conveyance", or terms of similar import, under applicable state or federal law, including without limitation,
Section 548 of the United States Bankruptcy Code. The liability of each Guarantor hereunder is independent of any other guaranties at any time in effect with respect to all or any part of the Guarantied Obligations, and each Guarantor's liability hereunder may be enforced regardless of the existence of any such guaranties. Any termination by or release of any guarantor in whole or in part (whether it be another Guarantor under this instrument or not) shall not affect the continuing liability of any Guarantor hereunder, and no notice of any such termination or release shall be


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required. The execution hereof by each Guarantor is not founded upon an expectation or understanding that there will be any other guarantor of the Guarantied Obligations.

        17. Joinder. Any other Person may become a Guarantor under and become bound by the terms and conditions of this Subsidiary Guaranty by executing and delivering to Lender an Instrument of Joinder substantially in the form attached hereto as Exhibit A, accompanied by such documentation as Lender may require to establish the due organization, valid existence and good standing of such Person, its qualification to engage in business in each material jurisdiction in which it is required to be so qualified, its authority to execute, deliver, and perform this Subsidiary Guaranty, and the identity, authority and capacity of each Responsible Official thereof authorized to act on its behalf.

        18. Counterparts. This Subsidiary Guaranty may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same agreement.

        19. THIS SUBSIDIARY GUARANTY SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

        IN WITNESS WHEREOF, each Guarantor has executed this Subsidiary Guaranty by its duly authorized officer as of the date first written above.

                                  "Guarantors"

                                  CENTRAL INSTALLMENT CREDIT
                                  CORPORATION, a California corporation


                                  By:  /s/ Gary M. Cypres
                                       -----------------------------------
                                           Gary M. Cypres
                                           Chief Executive Officer


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
                                  CENTRAL CONSUMER FINANCE
                                  COMPANY, a Delaware corporation


                                  By:  /s/ Gary M. Cypres
                                       -----------------------------------
                                           Gary M. Cypres
                                           Chief Executive Officer


                                  CENTRAVEL, INC., a California
                                  corporation


                                  By:  /s/ Gary M. Cypres
                                       -----------------------------------
                                           Gary M. Cypres
                                           Chief Executive Officer

                                  CENTRAL PREMIUM FINANCE
                                  COMPANY, a California corporation


                                  By:  /s/ Gary M. Cypres
                                       -----------------------------------
                                           Gary M. Cypres
                                           Chief Executive Officer


                                  BCE PROPERTIES, INC., a California corporation


                                  By:  /s/ Gary M. Cypres
                                       -----------------------------------
                                           Gary M. Cypres
                                           Chief Executive Officer


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
                                  C.E.A. ACQUISITION CORPORATION, a California corporation


                                  By:  /s/ Gary M. Cypres
                                       -----------------------------------
                                           Gary M. Cypres
                                           Chief Executive Officer


                                  C.E.A. TRAVEL CORPORATION, a California
                                  corporation


                                  By:  /s/ Gary M. Cypres
                                       -----------------------------------
                                           Gary M. Cypres
                                           Chief Executive Officer


                                  Address for each Guarantor:
                                  c/o Central Financial Acceptance Corporation
                                  5480 East Ferguson Drive
                                  Commerce, California 90022

                                  Attn: Chief Executive Officer

                                  Telecopier: (213) 726-8647
                                  Telephone: (213) 726-8600


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
                                    EXHIBIT A
                                       TO
                               SUBSIDIARY GUARANTY

                              INSTRUMENT OF JOINDER


        THIS INSTRUMENT OF JOINDER ("Joinder") is executed as of _________________, 19___, by __________________________________________, a
___________________________ ("Joining Party"), and delivered to Wells Fargo Bank, National Association, as Agent, pursuant to the Subsidiary Guaranty dated as of May __, 1997 made by ________________________________________________________ (collectively, the
"Guarantors") in favor of the Agent and the Lenders (the "Guaranty"). Terms used but not defined in this Joinder shall have the meanings defined for those terms in the Guaranty.

                                    RECITALS

                a.The Guaranty was made by the Guarantors in favor of the Agent for the benefit of the Lenders that are parties to that certain Revolving Loan Agreement dated as of June 13, 1997, by and among Central Financial Acceptance Corporation, a Delaware corporation ("Borrower"), the Lenders that are parties thereto, and Wells Fargo Bank, National Association, as the Agent for the Lenders.

                b.Joining Party has become a Significant Subsidiary of Borrower, and as such is required pursuant to Section 5.15 of the Revolving Loan Agreement to become a Grantor under the terms and conditions of the Guaranty.

                c.Joining Party expects to realize direct and indirect benefits as a result of the availability to Borrower of the credit facilities under the Revolving Loan Agreement.

NOW THEREFORE, Joining Party agrees as follows:

                                    AGREEMENT

                        (1)By this Joinder, Joining Party becomes a "Guarantor" under and pursuant to Section 17 of the Guaranty. Joining Party agrees that, upon its execution hereof, it will become a Guarantor under the Guaranty with respect to all Obligations of


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
Borrower heretofore or hereafter incurred under the Loan Documents, and will be bound by all terms, conditions, and duties applicable to a Guarantor under the Guaranty.

                              (2) The effective date of this Joinder is
                                  ____________, 199___.

                                        "Joining Party"

                                        _________________________________
                                        a _______________________________



                                        By:______________________________

                                        Title:___________________________


ACKNOWLEDGED:

WELLS FARGO BANK,
NATIONAL ASSOCIATION,
as Agent



By:__________________________

Title:_______________________


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